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                                                                   Exhibit 10.12

     THIS SECOND AMENDMENT TO THE AMENDED CREDIT AGREEMENT made as of the 31st day of August, 2003.

A M O N G:

                        KINGSWAY FINANCIAL SERVICES INC.
                      AND KINGSWAY U.S. FINANCE PARTNERSHIP
                                  As Borrowers

                                       AND

                       The Lenders named herein as Lenders

                                       AND

                       CANADIAN IMPERIAL BANK OF COMMERCE,
                             As Administrative Agent

                                       AND

                       LASALLE BANK NATIONAL ASSOCIATION,
                              As Syndication Agent

              WHEREAS:

              1. Pursuant to an Amended Credit Agreement made as of the 27th day of May, 2003 among the parties hereto as amended by a First Amendment to the Amended Credit Agreement dated as of the 26th day of June, 2003 (collectively, the "Credit Agreement"), the Lenders and the Agents established certain credit facilities in favour of the Borrowers;

              2. The Agents, the Lenders and the Borrowers have agreed to amend certain terms and conditions of the Credit Agreement in the manner hereinafter set forth;

              FOR VALUABLE CONSIDERATION, the parties agree as follows:

                                   ARTICLE I

                           AMENDMENT TO INTERPRETATION

1.01 Amendment to the Definition of Funded Debt. Section 1.01(55) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

         "(55) "Funded Debt" means the aggregate Indebtedness for borrowed money of the Canadian Borrower on a Consolidated basis including, without limitation: (i) Capitalized

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                                       -2-

              Lease Obligations, (ii) Purchase Money Obligations, (iii) contingent liabilities under outstanding letters of credit (excluding undrawn letters of credit the beneficiary of which is a Borrower, Kingsway America, any Subsidiary of a Borrower, State National Specialty Insurance Company Inc., State and County Mutual Insurance Company, General Reinsurance Corporation, Mutual Service Insurance or Fairfield Insurance Company), and (iv) all principal, interest and fees incurred in respect of such Indebtedness; and, for greater certainty, for the purposes of calculating the ratio of Total Funded Debt to Total Capitalization pursuant to sub-section 8.02(1), "Funded Debt" shall exclude the gross proceeds of the offerings of the Debentures, Trust Pool Debentures, Second Round Trust Pool Debentures, Third Round Trust Pool Debentures and Fourth Round Trust Pool Debentures (each as defined in Section 1.01(93) below."

1.02 Additional Permitted Indebtedness. Section 1.01(93) of the Credit Agreement is hereby amended by deleting the word "and" at the end of sub-section 1.01(93)(s), by deleting the period found at the end of sub-section 1.01(93)(t) and replacing such period with a semi-colon, by adding the word "and" immediately following such semi-colon and by adding the following sub-section 1.01(93)(u):

       "(u) Indebtedness of the Canadian Borrower, Kingsway America and certain of their Subsidiaries in connection with the issuance, pursuant to one or more transactions, of preferred securities to one or more pooling vehicles by any one of up to four statutory trusts (collectively, the "Fourth Round Statutory Trusts") each of which are directly or indirectly owned by the Canadian Borrower (such Indebtedness herein collectively referred to as the "Fourth Round Trust Pool Securities"), provided that:

              (i) there shall be no cash redemption of any of the Fourth Round Trust Pool Securities without the prior written consent of the Majority of the Lenders;

              (ii) a Default or Event of Default under the Credit Agreement is not a default or event of default in respect of such Indebtedness and acceleration of the Outstanding Obligations does not result in an acceleration of the obligations under any of the debentures issued in connection with any of the Fourth Round Trust Pool Securities (collectively, the "Fourth Round Trust Pool Debentures") or any Guarantees issued in connection with any of the Fourth Round Trust Pool Debentures;

              (iii) no cash dividends or other cash payments may be paid on or in respect of any of the Fourth Round Trust Pool Securities so long as a Default or Event of Default under the Credit Agreement has occurred and is continuing;

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                                       -3-

              (iv) the terms and conditions pertaining to each of the Fourth Round Trust Pool Securities are otherwise satisfactory to the Majority of the Lenders;

              (v) the Administrative Agent shall have received: (A) all material documentation as determined by the Administrative Agent in its sole discretion relating to all of the Fourth Round Trust Pool Securities and the Fourth Round Trust Pool Debentures, including, without limitation, all materials filed with any securities commission, and the Administrative Agent and the Lenders shall be satisfied with the terms and conditions thereof, and (B) executed intercreditor agreements with the holders of the Fourth Round Trust Pool Securities and the Fourth Round Trust Pool Debentures satisfactory to the Administrative Agent or such other evidence of subordination as may be satisfactory to the Administrative Agent and the Lenders in respect of the obligations of the Borrowers, Kingsway America and their Subsidiaries to the holders of the Fourth Round Trust Pool Securities and the Fourth Round Trust Pool Debentures, to provide, among other things, for subordination of all of the Fourth Round Trust Pool Securities and the Fourth Round Trust Pool Debentures to the payment in full of the Outstanding Obligations;

              (vi) None of the Fourth Round Statutory Trusts shall incur any debts, liabilities or obligations other than the reasonable fees and expenses of the trustees under the Fourth Round Trust Pool Debentures (acting solely in their capacity as trustee and not in their individual capacity) and the principal, premium (if any) and interest in respect of the Fourth Round Trust Pool Securities; and

              (vii) the aggregate Indebtedness in respect of all of the Fourth Round Trust Pool Securities does not exceed U.S. $65,000,000 in aggregate, without the prior written consent of the Majority of the Lenders."

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                                       -4-

1.03 Amendment to the Definition of Total Capitalization. Section 1.01(117) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

       "(117)  "Total Capitalization" means, without duplication, the sum of:
               (i) Funded Debt; plus (ii) shareholders equity including, for greater certainty, the gross proceeds of the offerings of the Trust Preferred Securities, Trust Pool Securities, Second Round Trust Pool Securities, Third Round Trust Pool Securities and Fourth Round Trust Pool Securities (each as defined in Section 1.01(93)); all of which shall be calculated in respect of the Canadian Borrower on a Consolidated basis in accordance with GAAP."

1.04 Amendment to the Definition of Trusts. Section 1.01(120) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

       "(120) "Trusts" means, collectively, Kingsway Financial Capital Trust I, Kingsway Connecticut Statutory Trust I, Kingsway Connecticut Statutory Trust II, Kingsway Delaware Statutory Trust III, each of the Fourth Round Statutory Trusts, and any successors thereof."

                                   ARTICLE II

            AMENDMENT TO COVENANTS AND OTHER PROVISIONS AND SCHEDULES

2.01 Amendment to the Business of Subsidiaries Covenant. Section 8.01(27) of the Credit Agreement is hereby amended by deleting the word "and" at the end of sub-section 8.01(27)(iv), by deleting the period found at the end of sub-section 8.01(27)(v) and replacing such period with a comma, by adding the word "and" immediately following such comma and by adding the following sub-section 8.01(27)(vi):

       "(vi) None of the Fourth Round Statutory Trusts have any assets or liabilities (other than ownership of the Fourth Round Trust Pool Debentures and liabilities pursuant to the Fourth Round Trust Pool Securities) and none of the Fourth Round Statutory Trusts have performed any business other than preparing for and administering the transactions in relation to the Fourth Round Trust Pool Securities issued by it."

2.02 Amendment to Funded Debt to Total Capitalization Ratio. Section 8.02(1) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

       "Funded Debt to Total Capitalization Ratio. The Canadian Borrower shall maintain at all times a ratio of Funded Debt to Total Capitalization on a Consolidated basis of not greater than 0.30:1.00 calculated quarterly on the last day of each fiscal quarter of the Canadian Borrower; provided that, for the purposes of this covenant only, neither the Debentures nor the Trust Pool

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       Debentures nor the Second Round Trust Pool Debentures nor the Third Round
       Trust Pool Debentures nor the Fourth Round Trust Pool Debentures shall be included in the calculation of Funded Debt but the Debentures, Trust Pool Debentures, Second Round Trust Pool Debentures, Third Round Trust Pool Debentures and Fourth Round Trust Pool Debentures shall be included in the calculation of Total Capitalization."

2.03 Amendment to Minimum Tangible Net Worth Covenant. Section 8.02(2) of the Credit Agreement is hereby amended by deleting reference therein to "$300,000,000" and replacing such reference with "$337,000,000" and by deleting the last sentence of Section 8.02(2) of the Credit Agreement in its entirety and replacing such sentence with the following:

       "For the purposes of this Section 8.02(2), the calculation of Tangible Net Worth shall exclude the gross proceeds of the offerings of the Trust Preferred Securities, Trust Pool Securities, Second Round Trust Pool Securities, Third Round Trust Pool Securities, Fourth Round Trust Pool Securities and any other preferred securities issued by the Canadian Borrower or any of its Subsidiaries (including, without limitation, any of the Trusts)."

2.04 Amendments to No Guarantees Covenant. Section 8.03(5) of the Credit Agreement is hereby amended by:

       (a) deleting sub-section 8.03(5)(j) of the Credit Agreement in its entirety and replacing such sub-section with the following:

             "(j) the Guarantees issued by the Canadian Borrower and Kingsway
                  America (in form and substance satisfactory to the Lenders) in connection with the Trust Preferred Securities, Debentures, Trust Pool Securities, Trust Pool Debentures, Second Round Trust Pool Securities, Second Round Trust Pool Debentures, Third Round Trust Pool Securities, Third Round Trust Pool Debentures, Fourth Round Trust Pool Securities and Fourth Round Trust Pool Debentures;"; and

       (b) deleting the period found at the end of sub-section 8.03(5)(k) and replacing such period with a semi-colon, by adding the word "and" immediately following such semi-colon and by adding the following sub-section 8.03(5)(l):

             "(l) the Guarantee issued by the Canadian Borrower (in form and substance satisfactory to the Lenders) in support of a reinsurance agreement between Lincoln General Insurance Company and Clarendon Insurance Company."

2.05 Amendment to Material Contracts Covenant. Sub-section 8.03(7)(d) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

       "(d) any documents relating to the Trusts including, without limitation, the Debenture Indebtedness, the Debenture Offering, the Trust Preferred Securities, the Debentures,

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                                       -6-

             the Trust Pool Securities, the Trust Pool Debentures, the Second Round Trust Pool Securities, the Second Round Trust Pool Debentures, the Third Round Trust Pool Securities, the Third Round Trust Pool Debentures, the Fourth Round Trust Pool Securities, the Fourth Round Trust Pool Debentures and any declarations of trust, indemnities, indentures, guarantees and other documents, agreements and instruments in connection therewith."

2.06 Amendment to Restricted Payments Covenant. Sub-section 8.03(14)(b)(ii) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

       "(ii) make any payment (including, without limitation, any payment of principal, premium (if any) or interest) in respect of the Debentures, the Trust Preferred Securities, the Trust Pool Debentures, the Trust Pool Securities, the Second Round Trust Pool Debentures, the Second Round Trust Pool Securities, the Third Round Trust Pool Debentures, the Third Round Trust Pool Securities, the Fourth Round Trust Pool Debentures, the Fourth Round Trust Pool Securities or any other securities issued by any Borrower, Kingsway America or any of their Subsidiaries or any guarantees or indemnities in respect thereof following the occurrence of a Default or an Event of Default or make any such payment if the making of such payment would result in the occurrence of a Default or Event of Default."

2.07 Amendment to Redemption of Preferred Securities Covenant. Section 8.03(18) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

       "(18) Redemption of Preferred Securities. Without the prior written consent of the Majority of the Lenders, neither Borrower, nor Kingsway America nor any of their Subsidiaries shall redeem any of the Trust Preferred Securities, Trust Pool Securities, Second Round Trust Pool Securities, Third Round Trust Pool Securities, Fourth Round Trust Pool Securities or any other securities issued by any Borrower, Kingsway America or any of their Subsidiaries."

2.08 Amendment to Section 9.01(9). Section 9.01(9) of the Credit Agreement is hereby amended by deleting reference therein to "0 through (f)" and replacing such reference with "(a) through (f)".

2.09 Amendment to Sections 10.18 and 10.19. Section 10.18 of the Credit Agreement is hereby amended by deleting reference therein to "notice of participation and undertaking described in" and replacing such reference with "assignment and acceptance agreement pursuant to" and Section 10.19 of the Credit Agreement is hereby amended by deleting reference therein to "assignment and acceptance" and replacing such reference with "executed assignment and acceptance agreement".

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                                       -7-

2.10 Amendment to Survival Section. Section 10.22 of the Credit Agreement is hereby amended by deleting reference therein to "Section 5.05" and replacing such reference with "Section 5.07".

2.11 Amendment to Schedule "D". Paragraph 2(x)(ii) contained in Schedule "D" of the Credit Agreement is hereby amended by adding the words "and Fourth Round Trust Pool Debentures" immediately following the words "Third Round Trust Pool Debentures" therein.

2.12   Amendment to Schedule "L". Schedule "L" of the Credit Agreement (and
Schedule I thereto) is hereby amended by deleting all references therein to "Transfer Closing Date" and replacing all such references with "Transfer Effective Date" and by deleting reference to "Section 9.04" in Schedule I thereto and replacing such reference with "Section 10.18".

                                  ARTICLE III

                     CONDITIONS PRECEDENT TO THIS AGREEMENT

3.01   Conditions Precedent.

This Second Amendment to the Amended Credit Agreement shall not come into effect and the Credit Agreement shall not be amended to reflect the amendments contemplated herein until the Administrative Agent shall have received to its satisfaction:

       (i)    this Agreement executed by all of the parties hereto;

       (ii) only with respect to the effectiveness of Section 2.04(b) above and the amendment contemplated therein, copies, certified by the Chief Financial Officer of the Canadian Borrower, of the executed guarantee agreement between Lincoln General Insurance Company and the Canadian Borrower together with the executed applicable reinsurance agreement between Lincoln General Insurance Company and Clarendon Insurance Company; and

       (iii) such other documentation as the Administrative Agent and the Lenders shall reasonably require to effect the amendments contemplated in this Second Amendment to the Amended Credit Agreement.

                                   ARTICLE IV

                                  MISCELLANEOUS

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                                       -8-

4.01 Nature of Amendments and Defined Terms. It is acknowledged and agreed that the terms of this Second Amendment to the Amended Credit Agreement are in addition to and, unless specifically provided for, shall not limit, restrict, modify, amend or release any of the understandings, agreements or covenants as set out in the Credit Agreement. The Credit Agreement shall henceforth be read and construed in conjunction with this Second Amendment to the Amended Credit Agreement and the Credit Agreement together with all of the powers, provisions, conditions, covenants and agreements contained or implied in the Credit Agreement shall be and shall continue to be in full force and effect. References to the "Credit Agreement" or the "Agreement" in the Credit Agreement or in any other document delivered in connection with, or pursuant to, the Credit Agreement, shall mean the Credit Agreement, as amended hereby. Capitalized terms utilized in this agreement but not defined in this Agreement shall have the meanings ascribed to such terms in the Credit Agreement.

4.02 Assignment. This Second Amendment to the Amended Credit Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns but shall not be assignable by the Borrowers or either of them without the prior written consent of the Agents and Lenders.

4.03 Severability. Any provision of this Second Amendment to the Amended Credit Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.04 Governing Law. This Second Amendment to the Amended Credit Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and shall be treated in all respects as an Ontario contract and the parties hereby submit and attorn to the non-exclusive jurisdiction of the courts of the Province of Ontario.

4.05 Further Assurances. The Borrowers shall from time to time and at all times hereafter, upon every reasonable request from the Agents or the Lenders, make, do, execute and deliver or cause to be made, done, executed and delivered, all such further acts, deeds and assurances and things as may be necessary in the opinion of the Agents for more effectually implementing and carrying out the true intent and meaning of this Second Amendment to the Amended Credit Agreement.

4.06 Counterparts. This Second Amendment to the Amended Credit Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one and the same agreement.

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                                       -9-

          IN WITNESS WHEREOF the parties hereto have executed this Second Amendment to the Amended Credit Agreement.

                                       KINGSWAY FINANCIAL SERVICES INC.

                                       By: /s/ William G. Star
                                           ---------------------------------
                                           William G. Star
                                           President and Chief Financial Officer

                                       By: /s/ W. Shaun Jackson
                                           ---------------------------------
                                           W. Shaun Jackson
                                           Executive Vice President & Chief
                                           Financial Officer

                                       KINGSWAY U.S. FINANCE PARTNERSHIP
                                       by its Partners
                                           KINGSWAY FINANCIAL SERVICES INC.

                                       By: /s/ William G. Star
                                           ---------------------------------
                                           William G. Star
                                           President and Chief Financial Officer

                                       By: /s/ W. Shaun Jackson
                                           ---------------------------------
                                           W. Shaun Jackson
                                           Executive Vice President & Chief
                                           Financial Officer

                                       METRO CLAIM SERVICES INC.

                                       By: /s/ William G. Star
                                           ---------------------------------
                                           William G. Star
                                           President

                                       By: /s/ W. Shaun Jackson
                                           ---------------------------------
                                           W. Shaun Jackson
                                           Secretary


                                       CANADIAN IMPERIAL BANK OF COMMERCE,
                                       AS CANADIAN LENDER

                                       By: /s/ Ralph Sehgal
                                           ---------------------------------
                                           Ralph Sehgal
                                           Executive Director

                                       By: /s/ Patti Perras Shugart
                                           ---------------------------------
                                           Patti Perras Shugart
                                           Executive Director

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                                      -10-

                                    HSBC BANK CANADA,
                                    AS CANADIAN LENDER

                                    By:  /s/ Martin J. Haythorne
                                         --------------------------------
                                         Martin J. Haythorne
                                         Assistant Vice President
                                         Corporate, Investment Banking & Markets

                                    By:  ________________________________
                                         Name:
                                         Title:


                                    LASALLE BANK NATIONAL ASSOCIATION,
                                    AS U.S. LENDER

                                    By:  /s/ Bradley J. Kronland
                                         --------------------------------
                                         Bradley J. Kronland
                                         Assistant Vice President

                                    By:  /s/ Robert Frentzel
                                         --------------------------------
                                         Robert Frentzel
                                         Senior Vice President


                                    CANADIAN IMPERIAL BANK OF COMMERCE,
                                    NEW YORK AGENCY, AS U.S. LENDER

                                    By:  /s/ Geraldine Kerr
                                         --------------------------------
                                         Geraldine Kerr
                                         Executive Director

                                    By:  ________________________________
                                         Name:
                                         Title:


                                    CANADIAN IMPERIAL BANK OF COMMERCE,
                                    AS ADMINISTRATIVE AGENT

                                    By:  /s/ Ralph Sehgal
                                         --------------------------------
                                         Ralph Sehgal
                                         Executive Director

                                    By:  /s/ Warren Lobo
                                         --------------------------------
                                         Warren Lobo
                                         Director

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                                      -11-

                                              LASALLE BANK NATIONAL ASSOCIATION,
                                              AS SYNDICATION AGENT

                                              By: /s/ Bradley J. Kronland
                                                  ------------------------------
                                                  Bradley J. Kronland
                                                  Assistant Vice President

                                              By: /s/ Robert Frentzel
                                                  ------------------------------
                                                  Robert Frentzel
                                                  Senior Vice President